UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	VIVE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2019, in connection with Patricia Scheller’s previously disclosed agreement to resign as a director on the Board of Directors (the “Board”) of Viveve Medical, Inc. (the “Company”) no later than the date of the Company’s Annual Meeting (as defined below), Ms. Scheller resigned from the Board, effective May 28, 2019. Ms. Scheller’s resignation was not due to any disagreement relating to the operations, policies or practices of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2019, the Company held its annual meeting of stockholders at 345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado 80112 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to: (1) elect one Class II director to hold office until the 2022 annual meeting or until the election and qualification of his successor; (2) ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) transact such other business as may properly come before the Annual Meeting or any adjournments and postponements thereof.

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2019.

The number of shares of common stock entitled to vote at the Annual Meeting was 46,488,593. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 32,193,162. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The votes cast with respect to each matter voted upon are set forth below:

Proposal 1: Elect one Class II director to hold office until the 2022 annual meeting or until the election and qualification of his successor.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Debora Jorn	19,524,915	181,855	12,486,392

Proposal 2: Ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,873,695	247,357	72,110	0

Proposal 3: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,145,953	514,921	45,896	12,486,392

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Executive Officer